                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     I, David M. Cote, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Peter M. Kreindler, Richard
F. Wallman, Thomas F. Larkins, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2002,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                            /s/ David M. Cote
                                            ------------------------------------
                                                David M. Cote

Dated: February 6, 2003

                                POWER OF ATTORNEY

     I, David M. Cote, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Peter M. Kreindler, Richard
F. Wallman, Thomas F. Larkins, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instrument Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan, the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Honeywell Stock Plan for Employees of the Company and its Affiliates, the 2003 Stock Incentive Plan of Honeywell International Inc., and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.


                                            /s/ David M. Cote
                                            ------------------------------------
                                                David M. Cote

Dated: February 6, 2003

                                POWER OF ATTORNEY

     I, David M. Cote, a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint Peter M. Kreindler, Richard
F. Wallman, Thomas F. Larkins, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

     (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, it subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

     (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

     (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation, preference or value not to exceed $815,740,000;

     (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

     (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                            /s/ David M. Cote
                                            ------------------------------------
                                                David M. Cote

Dated: February 6, 2003

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     Each of the undersigned, as a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint David M. Cote, Peter M. Kreindler, Richard F. Wallman, Thomas F. Larkins, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2002,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


/s/ Hans W. Becherer                                /s/ Bruce Karatz
----------------------------------                  ----------------------------
Hans W. Becherer, Director                          Bruce Karatz, Director


/s/ Gordon W. Bethune                               /s/ Robert P. Luciano
----------------------------------                  ----------------------------
Gordon W. Bethune, Director                         Robert P. Luciano, Director


/s/ Marshall N. Carter                              /s/ Russell E. Palmer
----------------------------------                  ----------------------------
Marshall N. Carter, Director                        Russell E. Palmer, Director


/s/ Jaime Chico Pardo                               /s/ Ivan G. Seidenberg
----------------------------------                  ----------------------------
Jaime Chico Pardo, Director                         Ivan G. Seidenberg, Director


/s/ Ann M.Fudge                                     /s/ John R. Stafford
----------------------------------                  ----------------------------
Ann M. Fudge, Director                              John R. Stafford, Director


/s/ James J. Howard                                 /s/ Michael W. Wright
----------------------------------                  ----------------------------
James J. Howard, Director                           Michael W. Wright, Director

Dated: February 6, 2003

                                POWER OF ATTORNEY

     Each of the undersigned, as a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint David M. Cote, Peter M. Kreindler, Richard F. Wallman, Thomas F. Larkins, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company:

          (a) on Form S-8 or other appropriate form for the registration of shares of the Company's Common Stock (or participations where appropriate) to be offered under the savings, stock or other benefit plans of the Company, its affiliates or any predecessor thereof, including the Honeywell Savings and Ownership Plan I, Honeywell Savings and Ownership Plan II, the Honeywell Truck Brake Systems Company Savings Plan, the Vericor Power Systems Savings Plan, the Data Instrument Inc. Employee Stock Ownership Plan, the Honeywell Supplemental Savings Plan, the Honeywell Executive Supplemental Savings Plan, the UK Share Purchase Plan of the Company, the Ireland Employees Share Ownership program of the Company, the Employee Stock Purchase Plan of the Company, the Stock Plan for Non-Employee Directors of the Company, the 1993 Honeywell Stock Plan for Employees of the Company and its Affiliates, the 2003 Stock Incentive Plan of Honeywell International Inc., and any plan which is a successor to such plans or is a validly authorized plan pursuant to which securities of the Corporation are issued to employees, and

          (b) on Form S-3 or other appropriate form for the registration of shares of the Company's Common Stock to be offered under the Dividend Reinvestment and Share Purchase Plan of the Company and any plan which is a successor to such plan.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

     This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


/s/ Hans W. Becherer                                /s/ Bruce Karatz
----------------------------------                  ----------------------------
Hans W. Becherer, Director                          Bruce Karatz, Director


/s/ Gordon W. Bethune                               /s/ Robert P. Luciano
----------------------------------                  ----------------------------
Gordon W. Bethune, Director                         Robert P. Luciano, Director

/s/ Marshall N. Carter                              /s/ Russell E. Palmer
----------------------------------                  ----------------------------
Marshall N. Carter, Director                        Russell E. Palmer, Director


/s/ Jaime Chico Pardo                               /s/ Ivan G. Seidenberg
----------------------------------                  ----------------------------
Jaime Chico Pardo, Director                         Ivan G. Seidenberg, Director


/s/ Ann M.Fudge                                     /s/ John R. Stafford
----------------------------------                  ----------------------------
Ann M. Fudge, Director                              John R. Stafford, Director


/s/ James J. Howard                                 /s/ Michael W. Wright
----------------------------------                  ----------------------------
James J. Howard, Director                           Michael W. Wright, Director

Dated:  February 6, 2003

                                POWER OF ATTORNEY

     Each of the undersigned, as a director of Honeywell International Inc. (the "Company"), a Delaware corporation, hereby appoint David M. Cote, Peter M. Kreindler, Richard F. Wallman, Thomas F. Larkins, John T. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

     (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, it subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

     (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

     (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation, preference or value not to exceed $815,740,000;

     (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

     (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

     I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

     This Power of Attorney may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


/s/ Hans W. Becherer                                /s/ Bruce Karatz
----------------------------------                  ----------------------------
Hans W. Becherer, Director                          Bruce Karatz, Director


/s/ Gordon W. Bethune                               /s/ Robert P. Luciano
----------------------------------                  ----------------------------
Gordon W. Bethune, Director                         Robert P. Luciano, Director


/s/ Marshall N. Carter                              /s/ Russell E. Palmer
----------------------------------                  ----------------------------
Marshall N. Carter, Director                        Russell E. Palmer, Director


/s/ Jaime Chico Pardo                               /s/ Ivan G. Seidenberg
----------------------------------                  ----------------------------
Jaime Chico Pardo, Director                         Ivan G. Seidenberg, Director


/s/ Ann M.Fudge                                     /s/ John R. Stafford
----------------------------------                  ----------------------------
Ann M. Fudge, Director                              John R. Stafford, Director


/s/ James J. Howard                                 /s/ Michael W. Wright
----------------------------------                  ----------------------------
James J. Howard, Director                           Michael W. Wright, Director

Dated: February 6, 2003